EXHIBIT 10.17.3
CONFIDENTIAL TREATMENT REQUESTED
EXECUTION COPY
AMENDMENT NO. 1 TO
SYNACOR MASTER SERVICES AGREEMENT
THIS AMENDMENT NO. 1 TO SYNACOR MASTER SERVICES AGREEMENT (this “Amendment No. 1”) dated as of the 28th day of December, 2004, by and between SYNACOR, INC. (“Synacor”) and ACC OPERATIONS, INC. (“Client”) amends the Master Services Agreement dated July 13, 2004 by and between Synacor and Client (the “Agreement”). Capitalized terms used but not defined in this Amendment No. 1 shall have the meanings ascribed to them in the Agreement.
WITNESETH:
WHEREAS, Synacor and Client entered into the Agreement to establish the terms and conditions under which Synacor provides to Client certain web hosting services, including, without limitation, making certain content available on the Client Branded Portal; and
WHEREAS, Section 2(b) of Schedule A of the Agreement provides that the AP Headline News service may be integrated into the Client Branded Portal for the costs listed in the Agreement, which will be pass-through costs from Press Association, Inc. (“PA”) to Client, with no mark-up by Synacor; and
WHEREAS, Synacor has entered into Amendment 2 to the Current News License Agreement by and between PA and Synacor dated as of October 5, 2004, which provides Synacor with a non-exclusive, non-transferable, limited license to distribute the AP Headline News service to Client for a term of one (1) year from January 1, 2005 through December 31, 2005 (the “Amended License Agreement”); and
WHEREAS, the Amended License Agreement also provides for new monthly fees of [*]; and
WHEREAS, Synacor and Client desire to amend the Agreement to include the term and new fee structure from the Amended License Agreement.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
     1. Notwithstanding any terms of the Agreement to the contrary, including Section 2(b) of Schedule A, Client agrees to keep the AP Headline News service as part of the Portal Content of its Client Branded Portal at least until December 31, 2005, unless the Amended License Agreement is terminated for any reason or the AP Headline News service is no longer available.
     2. Section 2(b) of Schedule A of the Agreement shall be deleted in its entirety and replaced with the following language:
          “[*] News service (stories, pictures, videos, etc.), as set forth below (“[*] News Service”), shall be included in the Client Branded Portal so that when a User clicks on a news story or video the User will remain within the Client Branded Portal. [*] News Service shall include:

*	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

•	National News

•	World News

•	Sports News

•	Entertainment News

•	Health News

•	Business and Finance News
     [*]
     [*]
     For purposes of the payment of the [*]
     3. Except as specifically amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Agreement and each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, shall mean and be in reference to the Agreement, as amended hereby. If any provision of this Amendment No. 1 conflicts with any provision of the Agreement, the provisions of this Amendment No. 1 shall control.
     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the day first above written.

SYNACOR, INC.		ACC OPERATIONS, INC.

By:	/s/ George Chamoun	By:	/s/ Karl Ossentjuk

	Name: George Chamoun		Name: Karl Ossentjuk
	Title: SVP		Title: VP — Internet SVCS Product Mgmt
3/4/05

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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